XECHEM PHARMACEUTICALS NIGERIA LTD.

PROMISSORY NOTE

US$ 9,388,981.00 April 18, 2007

FOR VALUE RECEIVED, Xechem Pharmaceuticals Nigeria Ltd., Sheda Science and Technology Complex, Technology Park, Gwagwalada, Abuja, Nigeria (the "Maker") by this promissory note (this "Note") hereby unconditionally promises to pay to the order of UPS Capital Business Credit (the "Lender") at 425 Day Hill Road, Windsor, Connecticut, 06095 United States of America the principal sum of Nine Million Three Hundred Eighty Eight Thousand Nine Hundred Eighty One United States Dollars And Zero Cents (US$ 9,388,981.00) or such lesser amount as shall be advanced by the Lender to the Maker and evidenced hereby as set forth on the grid attached hereto as Schedule 1, in installments as hereinafter provided and to pay interest on the principal balance hereof from time to time outstanding, as hereinafter provided, at the rate of Two and Three Quarters percent (2.75%) per annum above LIBOR (as hereinafter defined); *provided* that, beginning on the Ex-Im Bank Claim Payment Date (hereinafter defined), the definition of Special LIBOR shall apply for all purposes, including, without limitation, the fifth paragraph hereof, in place of the definition of LIBOR and the Maker shall pay interest on the principal balance hereof from time to time outstanding at a rate equal to the greater of (i) Special LIBOR or (ii) Special LIBOR plus Margin.

For purposes of this Note, (a) "LIBOR" shall mean, in relation to any Interest Period (as hereinafter defined), the rate of interest per annum (rounded upward, if necessary, to the nearest one-sixteenth of one percent (1/16 of 1%)) at which deposits in United States Dollars are offered in the six-month London interbank market, as quoted daily in the Eastern Edition of The Wall Street Journal two Business Days (as hereinafter defined) prior to the first day of such Interest Period for the offering to leading banks in the London interbank market of United States Dollar deposits for a period and in an amount comparable to such Interest Period and the principal amount upon which interest is to be paid during such Interest Period; (b) "Special LIBOR" shall mean, with respect to any Interest Period, the rate of interest per annum specified as the "$ Libor BBA Fixing - Interbank Fixing" rate (or any successor title) in the Financial Times under the table entitled "World Interest Rates - Domestic Money Rates" (or any successor title) in effect on the day two Business Days prior to the first day of the relevant Interest Period for a term similar to the term of such Interest Period; provided, that if no rate is specified for such day, the applicable rate shall be the rate specified for the immediately preceding day for which a rate is specified, and if more than one rate is specified, the applicable rate shall be the highest of all such rates; provided further, that in the event the Financial Times either completely ceases publication or discontinues publication of the Dollar LIBOR Interbank fixing rate, then Ex-Im Bank shall determine Special LIBOR by reference to a financial publication with similar international or U.S. circulation, which publication shall be selected by Ex-Im Bank in its sole discretion; (c) "Interest Period" shall mean, with respect to any amount of principal advanced, (i) the period commencing on the relevant Disbursement Date listed on the first column of Schedule 1 with respect to such amount and extending up to, but not including, the next Payment Date (as hereinafter defined); *provided*, however, that if such Disbursement Date is within sixty (60) days of such Payment Date, the Interest Period shall end on the next succeeding Payment Date; and (ii) thereafter the period commencing on each Payment Date and extending up to, but not including, the next Payment Date; and (d) "Business Day" shall mean any day on which dealings in Dollar deposits are carried on in the London interbank market and on which the Federal Reserve Bank of New York is open for domestic and foreign exchange business.

The principal hereof shall be due and payable semi-annually on September 25 and March 25 of each year (each, a "Payment Date"), beginning on the first such Payment Date set forth in Schedule 2 hereto. Each payment of principal shall be in the percentage amounts set forth in such Schedule 2 hereto; *provided* that on the last payment Date, the Maker shall repay in full the principal amount hereof then outstanding. Interest on the unpaid principal amount from time to time is due and payable on each Payment Date of each year, beginning on March 25, 2007 and thereafter so long as any principal hereof remains outstanding. Interest will be calculated on the basis of the actual number of days elapsed (including the first day, but excluding the last day) over a year of 360 days.

In the event that any amount of the principal hereof or accrued interest on this Note is not paid in full when due (whether at stated maturity, by acceleration or otherwise), the Maker shall pay to the Lender on demand interest on such unpaid amount (to the extent permitted by applicable law) for the period from the date such amount was due until such amount shall have been paid in full at an interest rate per annum equal to (x) five percent (5.00%) per annum above the interest rate then applicable under first paragraph hereof until the end of the then current Interest Period, and (y) thereafter five percent (5.00%) per annum above the interest rate then applicable under first paragraph hereof.

Notwithstanding the fourth paragraph hereof, beginning on the date (the "Ex-Im Bank Claim Payment Date") on which the Export-Import Bank of the United States ("Ex-Im Bank") makes a claim payment to the Lender under the Master Guarantee Agreement (Medium Term Credit - Electronic Compliance Program), dated as of April 3, 2001 between the Lender and Ex-Im Bank (the "MGA"), in the event any amount of principal of, or accrued interest on, this Note owing to Ex-Im Bank is not paid in full when due (whether at stated maturity, by acceleration or otherwise), the Maker shall pay to Ex-Im Bank on demand interest on such unpaid amount (to the extent permitted by applicable law) for the period from the date such amount was due until such amount shall have been paid in full, at an interest rate per annum equal to one percent (1%) per annum above the interest rate otherwise then applicable under the first paragraph hereof.

All payments received hereunder shall be applied in the manner and order of priority determined by the Lender in its sole discretion.

Whenever any payment falls due on a day which is not a Business Day, the due date for payment shall be extended to the next following Business Day.

All payments to be made by the Maker under this Note shall be made in United States Dollars in immediately available and freely transferable funds no later than 11:00 A.M. (New York City time) on the date on which due, without set-off, counterclaim, deduction, withholding on account of taxes levied or imposed under the laws of the Government of Nigeria, restrictions and conditions of whatever nature.

The Maker may from time to time prepay on any Payment Date all or part of the principal amount of this Note, *provided* that: (a) any partial prepayment shall be in a minimum principal amount of Nine Hundred Thirty Eight Thousand Eight Hundred Ninety Eight United States Dollars And Ten Cents (US$ 938,898.10) (b) the Maker shall have given the Lender and Ex-Im Bank at least ten (10) days' prior written notice of the prepayment (which notice shall be irrevocable); and (c) the Maker shall have paid in full all amounts due under this Note as of the date of such prepayment, including interest on the amount prepaid which has accrued to the date of prepayment. . Prepayments shall be applied to the installments of principal of this Note in the inverse order of their maturity, and, in cases where more than one promissory note of the Maker is outstanding, pro rata to each such promissory note.

Upon default in the prompt and full payment of any installment of principal hereof or the interest on this Note, the entire outstanding principal amount hereof and interest on the Note to the date of payment shall immediately become due and payable at the option and upon the demand of Ex-Im Bank.

This Note shall be valid and enforceable as to its principal amount at any time only to the extent of the aggregate amounts then disbursed and outstanding, and, as to interest, only to the extent of the interest accrued thereon.

The Maker hereby waives demand, diligence, presentment, protest and notice of every kind, and warrants to the holder that all action and approvals required for the execution and delivery hereof as a legal, valid and binding obligation of the undersigned, enforceable in accordance with the terms hereof, have been duly taken and obtained. The failure of the holder hereof or of Ex-Im Bank to exercise any of its rights hereunder in any instance shall not constitute a waiver thereof in that or any other instance.

To the maximum extent permitted by law, the Maker agrees to pay on demand all costs and expenses of the Lender or Ex-Im Bank that are incurred in connection with the enforcement of this Note, including, but not limited to, reasonable attorneys' fees and expenses related thereto.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, U.S.A.

XECHEM PHARMACEUTICALS NIGERIA LTD.

By [signature]
(Signature)

Name METIOLUWA ONIYIDE
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Title MANAGING DIRECTOR
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Promissory Note No. AP082771XX - NIGERIA

GUARANTEE

FOR VALUE RECEIVED, the undersigned, as primary obligor, hereby unconditionally and irrevocably guarantees the full, prompt and complete payment when due (whether at scheduled maturity, by reason of acceleration or otherwise) of the principal of and interest on the foregoing promissory note, and hereby waives acceptance, diligence, presentment, demand, protest or notice of any kind whatsoever (including notice of default or non-payment), as well as any requirement that the holder exhaust any right or take any action against the maker of the foregoing promissory note, and hereby consents to any extension of time or renewal or other modification thereof. This is a continuing, absolute and unconditional guarantee of payment and not merely of collection. To the maximum extent permitted by applicable law, the undersigned hereby waives all defenses of a surety or guarantor to which it might be entitled by statute or otherwise.

DIAMOND BANK PLC
Jointly and Severally

By ______________________
(Signature)

Name UZOMA DOZIE.
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Title EXECUTIVE DIRECTOR
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<u>GUARANTEE</u>

FOR VALUE RECEIVED, the undersigned, as primary obligor, hereby unconditionally and irrevocably guarantees the full, prompt and complete payment when due (whether at scheduled maturity, by reason of acceleration or otherwise) of the principal of and interest on the foregoing promissory note, and hereby waives acceptance, diligence, presentment, demand, protest or notice of any kind whatsoever (including notice of default or non-payment), as well as any requirement that the holder exhaust any right or take any action against the maker of the foregoing promissory note, and hereby consents to any extension of time or renewal or other modification thereof. This is a continuing, absolute and unconditional guarantee of payment and not merely of collection. To the maximum extent permitted by applicable law, the undersigned hereby waives all defenses of a surety or guarantor to which it might be entitled by statute or otherwise.

<u>PLATINUMHABIB BANK PLC</u>
Jointly and Severally

By ______________________
(Signature)

Name UKPAKA IGNATIUS
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Title EXECUTIVE DIRECTOR.
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